UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

 AMENDMENT NO. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 2, 2017

CYRUSONE INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35789	46-0691837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2101 Cedar Springs Road, Suite 900, Dallas, TX 75201
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (972) 350-0060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

CyrusOne Inc. (the “Company”) is filing this Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) to provide financial information relating to our previously reported acquisition of 800 Cottontail, LLC, a Delaware limited liability company (“800 Cottontail”) and Sentinel NC-1, LLC, a Delaware limited liability company (“SNC” and, together with 800 Cottontail, “Sentinel Properties”) as described in Item 2.01 of the Company’s Current Report on Form 8-K filed on March 2, 2017 (the “Original Filing”).

Except as expressly noted above, this Amendment No. 1 does not modify or update in any way disclosures made in the Original Filing.

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

The following financial statements and pro forma financial information are being filed in connection with the acquisition of 800 Cottontail and SNC as required by Rule 3-14 and Article 11 of Regulation S-X.

The Sentinel Properties were not acquired from a related party. In assessing the Sentinel Properties, we considered a variety of factors, including factors relating to sources of revenue and expenses. These factors included the existing lease profile of the Sentinel Properties, location of the Sentinel Properties, the absence of existing workforces at the Sentinel Properties, the types of services provided by the Sentinel Properties, utility rates, maintenance expenses and anticipated capital investments. We anticipate pursuing additional development opportunities at the Sentinel Properties, which could result in increased expenses and revenues. Changes in these factors or other factors described in the historical financial statements and pro forma financial information filed herewith may cause future operating results to differ from the historical and pro forma operating results presented; however, after reasonable inquiry, we are not aware of any material factors relating to the Sentinel Properties, other than the factors disclosed herein or in the financial statements filed herewith, that would cause the reported financial information not to be necessarily indicative of future operating results.

(a)	Financial Statements of Properties Acquired

800 Cottontail

•	Report of Independent Registered Public Accounting Firm

•	Historical Audited Balance Sheet of 800 Cottontail as of December 31, 2016 and the Statements of Income, Members’ Equity and Cash Flows for the year ended December 31, 2016

•	Notes to Historical Audited Financial Statements

SNC

•	Report of Independent Registered Public Accounting Firm

•	Historical Audited Balance Sheet of SNC as of December 31, 2016 and the Statements of Income, Members’ Equity and Cash Flows for the year ended December 31, 2016

•	Notes to Historical Audited Financial Statements

(b)	Unaudited Pro Forma Financial Information

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2016

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2016

•	Notes to Unaudited Pro Forma Condensed Combined Financial Information

(d)	Exhibits

Exhibit No.	Description
23.1	Consent of EisnerAmper LLP
23.2	Consent of EisnerAmper LLP
99.1	Historical Audited Financial Statements of 800 Cottontail, LLC
99.2	Historical Audited Financial Statements of Sentinel NC-1 LLC
99.3	Unaudited Pro Forma Condensed Combined Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYRUSONE INC.

Date: May 9, 2017	By:	/s/ Amitabh Rai
Amitabh Rai
Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of EisnerAmper LLP
23.2	Consent of EisnerAmper LLP
99.1	Historical Audited Financial Statements of 800 Cottontail, LLC
99.2	Historical Audited Financial Statements of Sentinel NC-1 LLC
99.3	Unaudited Pro Forma Condensed Combined Financial Information